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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 21, 1996

                      JILLIAN'S ENTERTAINMENT CORPORATION
             (Exact name of Registrant as specified in its Charter)

Florida                            0-13740                         59-2334472
(State of Incorporation)   (Commission File Number)   (IRS Employer Identification Number)

727 Atlantic Avenue, Suite 600
Boston, Massachusetts                                                 02111
(Address of principal executive offices)                            (Zip Code)

                                 (617) 350-3111
              (Registrant's telephone number, including area code)
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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 21, 1996, Jillian's Entertainment Corporation (the "Company") was informed by Deloitte & Touche LLP ("Deloitte"), its independent certified public accountants, that, effective as of March 21, 1996, Deloitte was resigning as principal accountant to the Company. Deloitte had served as principal accountant to the Company since 1989.

     Deloitte's report on the financial statements of the Company for the fiscal years ended March 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two fiscal years in the period ended March 31, 1995 and in the subsequent period through March 21, 1996, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, during the two fiscal years in the period ended March 31, 1995 and in the subsequent period through March 21, 1996, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

     As of the date hereof, the Company has not engaged another principal accountant.

ITEM 7.     EXHIBITS.

     The exhibit to this Form 8-K is as follows:

          16. Letter of Deloitte regarding its concurrence with the statements made by the Company in Item 4 of this Form 8-K.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JILLIAN'S ENTERTAINMENT CORPORATION




Date: March 28, 1996                  By: /s/ STEVEN L. FOSTER
                                         --------------------------
                                         Steven L. Foster
                                         Chief Executive Officer